                                                                   Exhibit 10.15

**Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                        DEVELOPMENT AND SUPPLY AGREEMENT

THIS AGREEMENT (hereinafter "AGREEMENT") is made by and between Abbott GmbH & Co. KG, having a place of business at Knollstrasse 50, 67061 Ludwigshafen, Germany (hereinafter "ABBOTT"), and Barrier Therapeutics, Inc. having a place of business at 100 Princeton Overlook, Princeton, NJ 08540, USA (hereinafter "BARRIER"). This Agreement is effective as of the date of the last signature below (hereinafter "EFFECTIVE DATE").

WHEREAS Abbott has developed inter alia Meltrex(TM) Technology (as hereinafter defined) that can be used in the formulation of pharmaceutical products and has rights to certain patents and patent applications claiming the same; and

WHEREAS Barrier has rights to develop, market and sell a certain pharmaceutical Drug Substance (as hereinafter defined); and

WHEREAS Abbott has previously carried out studies successfully demonstrating the feasibility of formulating said Drug Substance using Meltrex(TM) Technology, and

WHEREAS Abbott and Barrier wish to enter into a Development Programme (as hereinafter defined) with respect to the development of Bulk Product and Finished Product (as hereinafter defined); and

WHEREAS upon successful completion of such development and obtaining marketing approval for Finished Product, Barrier intends to entrust the manufacturing of both Bulk Product and Finished Product to Abbott; and

WHEREAS Abbott has adequate manufacturing facilities and capacity to undertake the manufacture and to ensure the supply of both Bulk Product and Finished Product to Barrier for Barrier's total worldwide requirements of Finished Product.

NOW THEREFORE the parties agree as follows:

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** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                    ARTICLE I
                                   DEFINITIONS

1.1 AFFILIATE means any person or business entity which directly or indirectly controls, is controlled by, or is under common control with a party to this Agreement. A business entity shall be deemed to "control" another business entity, if it owns directly or indirectly, more than fifty percent (50%) of the outstanding voting securities, capital stock, or other comparable equity or ownership interest of such business entity, or exercises equivalent influence over such entity. If the laws of the jurisdiction in which such entity operates prohibit ownership by a party of fifty percent (50%) or more, "control" shall be deemed to exist at the maximum level of ownership allowed by such jurisdiction.

1.2 BULK PRODUCT means Drug Substance formulated by Abbott using its Meltrex(TM) Technology according to the terms of this Agreement.

1.3 DELIMITATION OF RESPONSIBILITIES AGREEMENT means the document setting out the respective pharmaceutical responsibilities of the parties with regard to the preparation of Finished Product to be attached hereto as Schedule C.

1.4 DEVELOPMENT PROGRAMME means the outline programme set out in Schedule A hereto and all the detailed Workplans for the development of Bulk Product and Finished Product attached hereto from time to time as Schedule B and made a part hereof.

1.5 DRUG SUBSTANCE means the antifungal compound itraconazole, alone or as a premix ("Triaset").

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

1.6 FINISHED PRODUCT means the final tablets made by milling and compressing Bulk Product according to the terms of this Agreement and suitable for marketing and sale.

1.7 MELTREX(TM) TECHNOLOGY means any and all know-how, proprietary data, patents and patent applications owned or controlled by Abbott or any of its Affiliates relating to the formulation and shaping of pharmaceutical products by melt-extrusion.

1.8 REGULATORY AGENCIES means the regulatory authorities having jurisdiction over the clinical testing, manufacture, marketing and sale of Finished Product.

1.9 SPECIFICATIONS means the manufacturing and test procedures for Drug Substance, components, intermediates, Bulk Product and Finished Product, and in-process controls, including without limitation legal label text and unit descriptions if applicable.

1.10 WORKPLAN means each detailed programme of technical work, including the timetable and cost, which is required for the development of Bulk Product and Finished Product and which will be set out from time to time as Schedule B (i.e. Schedule B-1, Schedule B-2, etc) hereto.

                                   ARTICLE II
                              DEVELOPMENT PROGRAMME

2.1 Abbott hereby agrees to undertake the Development Programme as outlined in Schedule A hereto, including, without limitation, manufacturing Bulk Product and Finished Product in accordance with the Specifications which shall be agreed to by the parties. On payment by Barrier of the irrevocable sum of US$ [**] prior to commencement of Stage 2 of the Development Programme, Abbott undertakes to

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      develop Meltrex(TM) formulations of Drug Substance exclusively for Barrier. Barrier represents and warrants that it shall not sell any Bulk Product or Finished Product manufactured by Abbott for use in the Development Programme to any third party and shall only use such Bulk Product and Finished Product in preapproval clinical and in vitro studies until the supply agreement referred to in Article V is signed by both parties. Schedule B shall consist of a number of Workplans which may be added to or amended from time-to-time by mutual agreement of the parties. The aim of such Development Programme is to enable Abbott to perform all the development and scaling-up activities required (i) to provide sufficient samples of Finished Product for Barrier to carry out further testing in humans; and (ii) to provide batches of Bulk Product and Finished Product for validation and other requirements of Regulatory Agencies; and (iii) to generate such data and documentation related to the manufacture of Bulk Product and Finished Product as are necessary to enable Barrier to apply to Regulatory Agencies for marketing authorisation for Finished Product.

2.2 Abbott shall use all reasonable efforts to carry out and complete each Workplan within the agreed timetable. Both parties undertake to keep each other informed of any possible or anticipated change in their respective timescales of activities which may affect the Development Programme.

2.3 If at any time during the Development Programme, Abbott anticipates that for any reason whatsoever it is no longer in a position to complete any part of the

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      Development Programme within the timetables provided for in Schedules A and B, it will promptly so notify Barrier and both parties will immediately review the situation and seek to agree any revisions to the Development Programme.

                                  ARTICLE III
                            SUPPLY OF DRUG SUBSTANCE

3.1 During the Development Programme Barrier will provide Abbott with Drug Substance at no cost to Abbott in sufficient quantities to enable Abbott to carry out its obligations under the Development Programme. Abbott shall use such Drug Substance solely for the purpose of meeting said obligations.

3.2 Barrier shall at all times inform Abbott immediately of any reported or potential safety hazards or side effects relating to Drug Substance, Bulk Product or Finished Product.

                                   ARTICLE IV
                                DEVELOPMENT COSTS

4.1 In consideration of Abbott's contribution to the Development Programme Barrier shall pay the agreed development costs and fees to Abbott. The fees and costs payable to Abbott and the payment timetables are set out in Schedules A and B.

4.2 In the event that during the Development Programme Abbott anticipates any substantial (i.e. more than ten percent) increase in. the estimated total development costs, Abbott shall promptly inform Barrier and the parties shall review the causes of such increases and seek in good faith either to rectify such causes or to increase Abbott's reimbursement.

4.3 In the event that during the Development Programme Barrier requests Abbott to undertake additional work not included in the current Development Programme the parties shall in good faith negotiate whether Abbott shall perform such

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      additional work and, if so, the additional reimbursement for Abbott. If the parties agree on such additional work, the parties shall make the necessary revisions to the Development Programme and Workplans, including the timetable and fees.

                                    ARTICLE V
                         COMMERCIAL SUPPLY AND LICENSES

As soon as reasonably possible after Barrier submits the first New Drug Application for Finished Product to a Regulatory Agency, the parties will enter into a supply agreement which will include inter alia the following provisions:

5.1 Barrier will appoint Abbott as its exclusive supplier for Barrier's entire requirements of Bulk Product and Finished Product and Abbott agrees to manufacture Bulk Product in its facilities for the exclusive purpose of using it to manufacture and supply Finished Product to Barrier or its designee. The agreement will also provide for alternative sources of supply of Bulk Product to Barrier in the event that Abbott is unable or unwilling to fulfill Barrier's requirements.

5.2   The obligation of the parties to adhere to the agreed Specifications.

5.3 Barrier shall provide or procure that a third party provides Abbott in a timely fashion and free of cost with sufficient quantities of Drug Substance to enable Abbott to supply Barrier's requirements of Finished Product. Appropriate forecasting procedures will be agreed.

5.4 Barrier and Abbott will agree on the supply price for Finished Product based on Abbott's fully burdened manufacturing cost.

5.5 For the term of this Agreement and said supply agreement Barrier will grant to Abbott, or procure the grant to Abbott of, a royalty-free enabling license under

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      any patents relating to Drug Substance in as far as such a license is necessary for Abbott to develop and manufacture Bulk Product and Finished Product for Barrier.

5.6 In addition to the supply price specified in paragraph 5.4 above, Barrier shall also pay Abbott a "fee" per tablet of Finished Product equivalent to [**] percent ([**]%) [**] Finished Product.

5.7 Barrier will include wording on all packaging, labels, etc of Finished Product to the effect that such Finished Product was formulated using Meltrex(TM) Technology.

                                   ARTICLE VI
                          INTELLECTUAL PROPERTY RIGHTS

6.1 All intellectual property rights including, but not limited to, patentable inventions, improvements, technology, methods, applications and products arising from the Development Programme (hereinafter "IPR") shall be: (a) exclusively owned by Barrier if such IPR relates solely to Drug Substance with no royalty obligations whatsoever to Abbott, its employees or affiliates; (b) exclusively owned by Abbott if such IPR relates solely to Meltrex(TM) Technology with no royalty obligations whatsoever to Barrier, its employees or affiliates; and (c) jointly owned by the parties in equal shares if such IPR relates to the combination of Drug Substance with Meltrex(TM) Technology.

6.2 Each party shall be entitled at its sole discretion to file patent applications for the IPR of which it has exclusive ownership. Any patent applications for the jointly owned IPR shall be filed by Abbott using an independent law firm. The parties shall share equally in the cost of filing and prosecuting applications for jointly

                                                                               7
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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      owned IPR, provided that if Abbott desires not to file such application or prosecute such application in certain jurisdictions or for certain claims, it may transfer such right to Barrier by notice in writing, at which point Abbott shall no longer be obligated to pay for such prosecution and Barrier may at that point determine whether or not to file and prosecute such application.

6.3 In the case of jointly owned IPR, the parties shall negotiate in good faith (a) an exclusive license for Barrier to use and sell, but not make, Finished Product and (b) an exclusive license for Abbott to use its Meltrex(TM) Technology to make, use and sell products which do not contain Drug Substance. Neither party shall grant any rights under such jointly owned IPR to any third party without the prior written consent of the other party.

                                   ARTICLE VII
                                 CONFIDENTIALITY

Pursuant to the purposes of this Agreement, each party may from time to time disclose to the other party, orally, in writing or in an electronic medium, information of a confidential or proprietary nature ("CONFIDENTIAL INFORMATION"). Each party undertakes to keep strictly secret such Confidential Information received from the other party and not to publish it or make commercial or any other use of it without the express prior consent in writing of the disclosing party, unless otherwise permitted under this Agreement. The obligation of secrecy does not apply when and if the receiving party can prove that the Confidential Information

a) was known to it or any of its Affiliates prior to the date it was transferred hereunder, as evidenced by written records;

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

b) became or becomes known to it or any of its Affiliates through a third party having the right to disclose the same subsequent to the date it was received hereunder without it being responsible therefor;

c) was or becomes known to the public or generally available to the public otherwise than through the act or default of the receiving party or its agents;

d) is independently developed by the receiving party or any of its Affiliates as evidenced by written records; or

e) is required by law, regulatory, administrative or judicial order to be disclosed, in which event the receiving party shall notify the disclosing party as soon as possible prior to such required disclosure and shall cooperate with the disclosing party's efforts to limit such disclosure.

The foregoing obligations shall cease after the expiration of a period off ten
(10) years commencing on the Effective Date or five (5) years after the termination of this Agreement whichever is the later.

                                  ARTICLE VIII
                              TERM AND TERMINATION

8.1 This Agreement shall come into effect on the Effective Date and remain in full force and effect throughout the Development Programme and until Barrier achieves the first approval for marketing Finished Product from a Regulatory Agency. If no such approval is obtained by [**], then either party may terminate this Agreement upon sixty (60) days' written notice to the other party.

8.2 Either party may terminate this Agreement for a material breach by the other party in the performance of its obligations hereunder, or in the event that at any time Abbott revises its estimated total development costs as set forth in Schedules

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      A and B by more than 50% or if by [**] Abbott has not delivered to Barrier a final feasibility report indicating a high degree of probable achievement of the Aim of Work set forth in Schedule B-1, by giving to the breaching party written notice specifying such breach within forty-five
      (45) days after the non-breaching party becomes aware of the occurrence of such breach and, if the breaching party has not remedied or cured the default within sixty (60) days of such notice being given (or, if a breach is not capable of being cured within such 60 day period, the breaching party has not promptly provided the other party with a detailed plan for curing such breach and has not promptly begun and continued all reasonable efforts to execute such plan), then termination shall become effective, at the non-breaching party's option at the end of said sixty (60) day period.

8.3 In the event of any proceedings, voluntary or involuntary, in bankruptcy by or against Barrier or Abbott, or the appointment with or without the parties' consent of a receiver for either party, or in the event of insolvency of the either party, the other party shall be entitled to terminate this Agreement upon giving written notice without any liability whatsoever.

8.4 Upon termination of this Agreement for any reason whatsoever Barrier and Abbott will cease to use any and all Confidential Information provided by the other party.

8.5 Termination of this Agreement for any reason whatsoever will have no effect on any rights or obligations that have accrued prior to the effective date of such termination.


                                                                              10
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                                   ARTICLE IX
                                  MISCELLANEOUS

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

9.1 Nothing in this Agreement will be deemed or construed as providing either party any right, title, interest, or license in or under any intellectual property right owned or controlled by the other party other than explicitly specified in Articles V and VI above.

9.2 Modifications and amendments to this Agreement and its Schedules require the prior written consent of both parties.

9.3 No waiver of any requirement of this Agreement, whether by conduct or otherwise, will be effective unless in writing. The waiver in any one or more instances will not be deemed or construed to be a further or continuing waiver of any such requirement or of any other requirement of this Agreement.

9.4 If any one or more of the provisions of this Agreement will be held to be invalid, illegal, or unenforceable, the validity, legality, or enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

9.5 Any notice required or permitted to be given hereunder will be deemed sufficient if delivered by hand or sent by overnight courier to the parties at the addresses set forth below or such other addresses as either party may designate. Notice will be deemed given when received.

      If to Barrier, to:      President
                              Barrier Therapeutics, Inc.
                              100 Princeton Overlook
                              Princeton, NJ  08540
                              USA

      If to Abbott, to:
                              Head of SOLIQS
                              Abbott GmbH & Co. KG
                              Knollstrasse 50
                              67061 Ludwigshafen
                              Germany

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

9.6 Neither party will assign this Agreement, or subcontract any of its obligations hereunder, to any other person or entity other than to one or more of its Affiliates, without the prior written consent of the other party, which consent will not be unreasonably withheld; however, in the event of any assignment or subcontract, the party effecting such assignment or subcontract shall guarantee the performance of the assignee or subcontractor in a form satisfactory to the other party. Notwithstanding the foregoing, either party may, without such written consent, assign this Agreement, and its rights and objections hereunder, in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation or change in control or similar transaction provided the permitted assignee shall have assumed all obligations of the assignor under this Agreement.

9.7 This Agreement will be binding upon and inure to the benefit of the permitted successors or permitted assigns of Abbott and Barrier.

9.8 The parties agree to attempt to resolve any dispute involving this Agreement in good faith through upper management meetings between the parties and, if unresolved within sixty (60) days of the first meeting, to arbitrate the dispute in accordance with the terms of Article 9.15.

9.9 This Agreement shall be construed, interpreted and applied in accordance with the laws of Germany, without reference to its conflict of laws provisions, and the place of jurisdiction shall be the Courts of Mannheim, Germany.

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

9.10 Neither party shall be liable for any failure or delay in performing its obligations hereunder when any such failure or delay shall be caused (directly or indirectly) by fires, flood, earthquakes, accidents, explosions, sabotage, strikes or other labour disturbances, civil commotion, riots, invasions, wars, acts, restraints, requisitions, regulations, or directions of governmental authorities, shortages of labour, fuel, power, or raw material, inability to obtain equipment or supplies, inability to obtain or delays in transportation, acts of God, or any cause beyond the reasonable control of that party. Performance under this Agreement of the affected party shall be delayed during the occurrence of any of the circumstances described in this paragraph 9.10, provided that written notice of such circumstances is provided to the unaffected party.

9.11 Neither party shall use the name of the other party in publicity or advertising in relation to any activities under this Agreement without the prior written approval of the other party which shall not be unreasonably withheld.

9.12 Each party warrants that it has the right and authority to enter into this Agreement and that it is not under any other contractual obligation, express or implied, inconsistent with the terms hereof. Barrier represents and warrants to Abbott that it shall comply with all applicable laws, rules and regulations in the development and commercialisation of the Drug Substance, Bulk Product and Finished Product. Barrier further represents and warrants that it owns or has licensed all rights in and to the Drug Substance and its development and commercialisation to the extent necessary to permit the development and commercialisation contemplated hereunder.

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** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

9.13 Neither party shall make any representation or incur any obligation in the name or on behalf of the other party except as explicitly authorised hereunder. Nothing in this Agreement shall be deemed to establish a relationship of principal and agent between Barrier and Abbott nor any of their agents or employees for any purpose whatsoever. Nothing in this Agreement shall be deemed to constitute the parties as a partnership, association or other relationship.

9.14 This Agreement constitutes the entire agreement of Abbott and Barrier with respect to the subject matter hereof and this Agreement cancels and supersedes all agreements of any kind related to the subject matter hereof entered into prior to the Effective Date of this Agreement.

9.15 All disputes, claims or controversies arising in connection with, pursuant to, or related to, this Agreement shall be finally determined under the Arbitration Rules of the International Chamber of Commerce ("ICC") by three arbitrators, knowledgeable in the field of pharmaceuticals, conversant in the English language, and appointed by the ICC in accordance with said Rules, except that any disputes regarding the validity, scope or enforceability of a patent shall be submitted to a court of competent jurisdiction. The arbitrator appointed to chair the arbitral tribunal shall be a lawyer fluent in English. The place of arbitration shall be London, England. The language of the arbitration shall be English. Documents in other languages shall be permitted as exhibits but mutually acceptable translations in English shall be provided by the offering party. The award may grant any relief appropriate under the applicable law, including without limitation declaratory relief and/or specific performance. However, the

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      parties agree that notwithstanding the applicable law, the arbitral tribunal shall not be empowered to award punitive damages against either party. The parties hereby agree that there shall be no right of appeal to any court on the merits of the dispute. Judgement on the award may be entered in any court having jurisdiction over the award or any of the parties or their assets.

9.16 LIMITATION OF LIABILITY: UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER UNDER ANY LEGAL OR EQUITABLE CLAIM OR CAUSE OF ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE, FOR INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) REGARDLESS OF WHETHER OR NOT SUCH PARTY WAS INFORMED OF THE POSSIBILITY OF SUCH DAMAGES.

9.17 Each party hereby agrees to indemnify, defend and hold the other party and its Affiliates and, each of their directors, officers, shareholders, agents, representatives and employees (the "INDEMNIFIED GROUP") harmless from and against any and all costs, expenses (including reasonable attorneys' fees and amounts paid in settlement), damages and liabilities claimed by a third party ("CLAIM") resulting directly or indirectly from activities conducted by the indemnifying party, its Affiliates or any of their directors, officers, shareholders, agents, representatives, employees or sublicensees (the "INDEMNIFYING GROUP"), but only to the extent such claim results from the negligence or wilful misconduct or breach of this Agreement by the Indemnifying Group (and, in the case of Barrier, resulting from Barrier's commercialisation of the Bulk Product and

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      Finished Product) except to the extent such claim Claim results from the negligence or wilful misconduct or breach of this Agreement by the Indemnified Group. In the event that a party is seeking indemnification under this Section, it shall inform the other party of a Claim as soon as reasonably practicable after it receives notice of the Claim, shall permit the indemnifying party to assume direction and control of the defence of the Claim (including the right to settle the Claim solely for monetary consideration), and shall cooperate as requested in the defence and settlement of the Claim. The Indemnified Group shall not voluntarily make any payment or incur any expense in connection with any claim or suit without the consent of the indemnifying party, provided that if the indemnifying party does not assume direction and control of the defence of the Claim, the Indemnified Group may assume direction and control of the defence of the Claim and, if successful, shall be reimbursed by the indemnifying party for costs incurred in connection with such defense.

                                                                              16
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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the dates set forth below:

BARRIER THERAPEUTICS INC.                 ABBOTT GMBH & CO. KG

By:    /s/ Geert Cauwenbergh              By:    /s/ Dieter Wagner
       -------------------------------           -------------------------------

Name:                                     Name:  Dr. Dieter Wagner
       -------------------------------
Title:                                    Title: Divisional Vice President
       -------------------------------
Date:                                     By:    /s/ Jorg Breitenbach
       -------------------------------           -------------------------------

                                          Name:  Dr. Jorg Breitenbach

                                          Title: Head of SOLIQS

                                          Date:  16/5/02
                                                 -------------------------------

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separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


                                   SCHEDULE A

                              DEVELOPMENT PROGRAMME

STAGE 1: [**] to ensure that Abbott's Bulk Product is equivalent to that produced by Janssen Pharmaceutical BV ("JANSSEN") on their [**] equipment (analytical methods to be agreed). Abbott to carry out short-term stability testing on selected samples of Bulk Product. Duration approximately 3 months.

STAGE 2: Barrier to procure transfer of the Janssen milling and compression procedures to Abbott.

STAGE 3: On receipt of the US$[**] exclusivity payment from Barrier, Abbott to prepare and supply at a cost to be agreed two formulations to Barrier for a pilot biostudy.

STAGE 4: [**]. Barrier to pay Abbott an irrevocable milestone payment of US$[**].

STAGE 5: Pharmaceutical development of Bulk Product and Finished Product by Abbott.

STAGE 6: Manufacture of registration batches of Finished Product for pivotal biostudy and long-term, stability study. Barrier to pay Abbott an irrevocable milestone payment of US$[**] on Barrier's receipt of said registration batches.

STAGE 7: Manufacture of validation batches.

STAGE 8: Completion of documentation for submission to Regulatory Agencies. Barrier to pay Abbott an irrevocable milestone payment of US$[**] on receipt of said documentation.

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** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


                                  SCHEDULE B-1

                              WORKPLAN FOR STAGE 1

1.    AIM OF WORK

Abbott will seek to adjust the Drug Substance extrudate previously made by its SOLIQS business unit to meet the properties of the Drug Substance extrudate manufactured on an [**] by Janssen Pharmaceutica NV ("Janssen") at its facility in Beerse. Abbott's target is to manufacture reproducible and bioequivalent batches, in accordance with ICH or FDA guidelines, with those batches used in clinical trials [**] and [**] or with Sporanox without affecting the composition of the formulation.

Abbott expects to achieve this target using its Meltrex(TM) Technology by [**] The basic operating parameters for the [**] extruders are expected to be [**]

Material will be collected for analytical testing and subsequent milling and compression trials. Analytical testing will focus on [**]

2.    RESPONSIBILITIES OF THE PARTIES

2.1   BARRIER


2.1.1 Barrier will provide Abbott with [**] kg of Triaset mixture, free of charge, together with any information on drug handling, safety and relevant toxicolgical data for Drug Substance (at least MDMS) which Abbott has not previously received.


2.1.2 Barrier will provide and/or update Abbott with full details of the draft assay, related substances and disssolution methods which Abbott has not previously received.

2.1.3 Barrier will provide Abbott with samples of the Drug Substance extrudate produced on the Janssen [**]

2.2   ABBOTT

2.2.1 Abbott will carry out a maximum of ten different trials using its Meltrex(TM) Technology, focusing on [**]

2.2.2 Abbott will carry out preliminary stability testing of the Meltrex(TM) formulations at [**]

2.2.3 In parallel with the above steps, Abbott will also perform process analysis of the Meltrex(TM) formulations [**]

3.    TIMELINES

Abbott will use all reasonable efforts to start the programme of work set out in this Schedule B-1 within 12 weeks of signing the Agreement, subject to Abbott receiving in good time the Drug Substance and data requirements set out in
Section 2.1 above.

4.    COSTS

Abbott's costs for carrying out the programme of work set out in this Schedule B-1 will be US$[**] of which US$[**] will be payable within 30 days of signature of the Agreement, US$[**] will be payable on Barrier's receipt of the final feasibility report and US$[**] will be payable on Barrier's receipt of the short-term stability report.


ABBOTT GMBH & CO. KG                          BARRIER THERAPEUTICS, INC.

By:   /s/ Jorg Breitenbach                    By:    /s/ Geert Cauwenbergh
      -----------------------------                  --------------------------
      Dr. Jorg Breitenbach                           Dr. Geert Cauwenbergh


      Head of SOLIQS

By:   /s/ Gunther Berndl                      Date:
      -----------------------------                 ---------------------------
      Dr. Gunther Berndl
      Head of Pharmaceutical
      Development, SOLIQS


Date: 16/5/02
      -----------------------------

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                   SCHEDULE C

                   DELIMITATION OF RESPONSIBILITIES AGREEMENT

                                 (TO BE AGREED)

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

             ATTACHMENT TO DEVELOPMENT AND SUPPLY AGREEMENT BETWEEN

               ABBOTT GMBH & CO. KG AND BARRIER THERAPEUTICS, INC.

                            AMENDMENT TO SCHEDULE B-1

The parties hereby agree that the short term stability testing envisaged in
Section 2.2.2 of Schedule B-1 (Stage 1) and costing US $[**] shall be transferred to Schedule B-2 hereunder. The remaining sum to be paid by Barrier in relation to the work undertaken by Abbott pursuant to Schedule B-1 is therefore reduced to US $[**] payable to Abbott on Barrier's receipt of the final feasibility report.

                                  SCHEDULE B-2

                              WORKPLAN FOR STAGE 3

1.    AIM OF WORK

In parallel to the results obtained from the screening Programme (Schedule B-1) Abbott will select two process parameters to manufacture two (2) batches of Bulk Product to be used for clinical trial supply. The selection will be made based on technical parameters. The technical responsibilities will be described hereinafter. The Delimitation of Pharmaceutical Responsibilities Agreement will be separately described in Schedule C of this Agreement.

2.    RESPONSIBILITIES OF THE PARTIES

      2.1   BARRIER

            2.1.1 Barrier will provide Abbott with [**] kg of GMP-quality Drug Substance (as Itraconazole) and [**] kg of GMP-quality HPMC free of charge together with a Certificate of Analysis and any information on drug handling, safety and relevant

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

toxicolgical data for Drug Substance (at least MSDS) which Abbott has not previously received.

            2.1.2 Barrier will perform the analytical testing necessary to release the Bulk Product for further processing.

            2.1.3 Barrier will perform milling and tabletting of the Bulk Product to manufacture the Finished Product applicable for clinical trial supply.

            2.1.4 Barrier will perform the final release of the clinical trial samples.

      2.2   ABBOTT

            2.2.1 Abbott will manufacture two (2) batches of Bulk Product under GMP conditions for human use including mixing of raw materials and extrusion.

            2.2.2 In parallel with the above step 2.2.1, Abbott will also perform [**]


            2.2.3 Abbott will carry out short term stability testing of the two
(2) batches of Bulk Product obtained under step 2.2.1 above [**] according to ICH conditions in bulk container packaging material. [**]


3.    TIMELINES

Abbott will use all reasonable efforts to deliver Bulk Product for clinical trial supply before the end of [**], subject to Abbott receiving in good time the Drug Substance and data requirements set out in Section 2.1.1 above.

4.    COSTS AND PAYMENT SCHEDULE

Abbott's costs for carrying out the programme of work set out in this Schedule B-2 will be US$ [**], made up of:

-     Manufacture and supply of 2 GMP batches                          US $ [**]

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

-     Process analysis                                                US $  [**]

-     Short term stability study (2.2.3)                              US $  [**]

-     (transferred from Section 2.2.2 of Schedule B-1)

Payments will be made to Abbott by Barrier as follows:

-     US $ [**] within 30 days of signature of this Schedule B-2,

- US $ [**] on Barrier's receipt of the first GMP batch of Bulk Product from Abbott,

- US $ [**] on Barrier's receipt of the second GMP batch of Bulk Product from Abbott,

- US $ [**] exclusivity milestone payment (in accordance with Schedule A) on Barrier's receipt of the second GMP batch of Bulk Product from Abbott, and

-     US $ [**] on Barrier's receipt of the short term stability report.

ABBOTT GMBH & CO. KG                      BARRIER THERAPEUTICS, INC.


By: /s/ Jorg Breitenbach                  By: /s/ Geert Cauwenbergh
    ----------------------------------        ----------------------------------
      Dr. Jorg Breitenbach
      Head of SOLIQS

By: /s/ Jon Lewis                         Date: 30 September 2002
    ----------------------------------          --------------------------------
      Dr. Jon Lewis
      Head of Business Development
      SOLIQS

Date: 27 September 2002
      --------------------------------

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

             ATTACHMENT TO DEVELOPMENT AND SUPPLY AGREEMENT BETWEEN
               ABBOTT GMBH & CO. KG AND BARRIER THERAPEUTICS, INC.

                                  SCHEDULE B-3
                              WORKPLAN FOR STAGE 3

1.    AIM OF WORK

Abbott will manufacture [**] kg Bulk Product, or the maximum amount that can be manufactured out of the remainder material, to be used for technical assessment and further manufacturing trials. The selected conditions are equivalent to the selected conditions for the manufacture under SCHEDULE B-2. The technical responsibilities will be described hereinafter.

2.    RESPONSIBILITIES OF THE PARTIES

      2.1   BARRIER

            2.1.1 Barrier has provided Abbott with material under the SCHEDULES B-1 and B-2 and Abbott will now use up the remainder.

            2.1.2 Barrier will perform milling and tabletting of the Bulk Product for technical assessment.

      2.2   ABBOTT

            2.2.1 Abbott will manufacture [**] kg Bulk Product, or the maximum amount that can be manufactured out of the remainder material, to be used for technical assessment and further manufacturing trials including mixing of raw materials and extrusion.

            2.2.2 In parallel with the above step 2.2.1, Abbott will also perform process analysis of the Meltrex(TM) formulations for [**].

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3.    TIMELINES

Abbott will use all reasonable efforts to deliver Bulk Product for technical assessment and further manufacturing trials before the end of [**].

4.    COSTS AND PAYMENT SCHEDULE

Abbott's costs for carrying out the programme of work set out in this Schedule B-3 will be US$ [**] make up of:

-     Manufacture and supply of manufacture [**] kg Bulk Product       US $ [**]

-     Process analysis                                                 US $ [**]

Payments will be made to Abbott by Barrier as follows:

-     US$[**] within 30 days of signature of this Schedule B-3,

-     US$[**] on Barrier's receipt of the report.

ABBOTT GMBH & CO. KG                      BARRIER THERAPEUTICS, INC.

By: /s/ Jorg Breitenbach                  By: /s/ Charles T. Nomides
    ----------------------------------        ----------------------------------
      Dr. Jorg Breitenbach                       Charles T. Nomides
      Head of SOLIQS                             COO

By: /s/ Jon Lewis                         Date: 11-MAR-03
    ----------------------------------          --------------------------------
      Dr. Jon Lewis
      Head of Business Development
      SOLIQS

Date: 18 March 2003
      ---------------------------------

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

             ATTACHMENT TO DEVELOPMENT AND SUPPLY AGREEMENT BETWEEN
               ABBOTT GMBH & CO. KG AND BARRIER THERAPEUTICS, INC.

                                  SCHEDULE B-4

                              PRE-STAGE 5 WORKPLAN

1.    AIM OF WORK

Abbott will manufacture two batches of [**] kg Bulk Product to be used for technical and analytical assessment and further manufacturing trials. The target of these trials is to [**]. Analytical testing will be carried out with the intention of defining methods of distinguishing between different batches of Bulk Product. The technical responsibilities will be described hereinafter.

2.    RESPONSIBILITIES OF THE PARTIES

      2.1   BARRIER

            2.1.1 Barrier has provided Abbott with sufficient Drug Substance.

            2.1.2 Barrier will provide Abbott with reference standards of the Drug Substance and related compounds necessary for the development and validation of the HPLC method.

            2.1.3 Barrier will perform milling and tabletting of the Bulk Product for technical assessment. Barrier agrees to inform Abbott about all data obtained from the tested formulations for a joint evaluation of further steps.

      2.2   ABBOTT

            2.2.1 Abbott will manufacture two batches each [**] kg Bulk Product to be used for technical assessment and further assessment of mixing of raw materials.

            2.2.2 In parallel with the above step 2.2.1, Abbott will also perform [**].

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

            2.2.3 Abbott will develop and validate an HPLC method which is suitable both for the determination of drug content and degradation products in the Bulk Product and for submission to a Regulatory Agency as part of a New Drug Application. Step one of the method development will be to determine a suitable [**]. Step two will be to develop a [**], in which such variables as [**] will be evaluated. Step three will then be the validation of the [**] which has been developed in accordance with ICH guidelines. The validation parameters will be [**] The results will be summarized in a validation report.

            2.2.4 Abbott will thoroughly, evaluate the suitability and reliability of [**] to distinguish between different batches of Bulk Product with respect to manufacturing parameters such as [**]. In step one, [**] will be optimized. In step two, the [**] will be evaluated. In step three, the batches of Bulk Product manufactured hereunder (Section 2.2.1), which were made with the [**], will be investigated to test the [**]. The [**] will also be evaluated. The results will be summarized in a report.

            2.2.5 Abbott will thoroughly [**] to find characteristics which are useful in ensuring the quality of Bulk Product. The results will be summarized in a report.

            2.2.6 Based an the results of the evaluations in Sections 2.2.3,
2.2.4 and 2.2.5, Abbott and Barrier will jointly select the analytical and HPLC methods necessary to be able to set preliminary specifications for Bulk Product to ensure the efficacy of the Finished Product.

3.    TIMELINES

Abbott will use all reasonable efforts to deliver Bulk Product for technical assessment and further manufacturing trials, and the reports pursuant to Sections 2.2.4 and 2.2.5, before the end of [**] provided Barrier agrees to this Schedule B-4 by [**]. Abbott will use all reasonable efforts to complete the HPLC method development and validation (Section 2.2.3) within [**] of receipt of the reference samples of Drug Substance and related substances or the signature of this Schedule B-4, whichever is the later.

4.    COSTS AND PAYMENT SCHEDULE

Abbott's costs for carrying out the programme of work set out in this Schedule B-4 will be US$ [**] made up of:

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

-     Manufacture and supply of two batches each of [**] kg Bulk
      Product                                                           US$ [**]

-     Process analysis (Section 2.2.2)                                  US$ [**]

-     Development and validation of HPLC method (Section 2.2.3)         US$ [**]

-     Evaluation of microscopy methods (Section 2.2.4)                  US$ [**]

-     Evaluation of other methods (Section 2.2.5)                       US$ [**]

Payments will be made by Barrier to Abbott as follows:

-     US$ [**] within 30 days of signature of this Schedule B-4, and

-     US$ [**] Barrier's receipt of Abbott's report.

ABBOTT GMBH & CO. KG                      BARRIER THERAPEUTICS, INC.

By: /s/ Jorg Breitenbach                  By: /s/ Geert Cauwenbergh
    ----------------------------------       -----------------------------------
      Dr. Jorg Breitenbach
      Head of SOLIQS

By: /s/ Jon Lewis                         Date: 24/04/03
    ----------------------------------          --------------------------------
      Dr. Jon Lewis
      Head of Business Development
      SOLIQS

Date: 24th April 2003
      --------------------------------

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.



             ATTACHMENT TO DEVELOPMENT AND SUPPLY AGREEMENT BETWEEN
               ABBOTT GMBH & CO. KG AND BARRIER THERAPEUTICS, INC.

                                  SCHEDULE B-5

      DEVELOPMENT AND PREPARATION OF REGISTRATION BATCHES (STAGES 5 AND 6)

1.    AIM OF WORK

As a result of the pilot biostudy carried out by Barrier using Bulk Product supplied by Abbott according to Schedule B-2, Barrier now wishes Abbott to perform the necessary additional pharmaceutical development programme and manufacture of six (6) batches each of [**] kg Bulk Product to be used for a pivotal study and for long-term stability testing prior to submission by Barrier of an NDA for Finished Product.

The technical responsibilities are described hereunder.

2.    RESPONSIBILITIES OF THE PARTIES

2.1   BARRIER

2.1.1 Barrier has already provided Abbott with sufficient Drug Substance for this programme.

2.1.2 Barrier, or its nominee, will perform milling and tabletting of the Bulk Product to produce Finished Product.

2.1.3 Barrier, or its nominee, will perform release and other testing in accordance with the Delimitation of Pharmaceutical Responsibilities Agreement set out in Schedule C to this Agreement.

2.2   ABBOTT

2.2.1 Abbott will carry out process development of the selected formulation of Bulk Product on its [**] in accordance with the Development Protocol agreed between the parties and attached hereto as Appendix A.


2.2.2 Abbott will provide Barrier, or its nominee, with samples (approximately [**] kg) of Bulk Product resulting from this process development programme ("mock NDA lot") for Barrier, or its nominee, to carry out further milling and tabletting experiments.


2.2.3 Abbott will then manufacture six (6) batches of Bulk Product using the [**], each batch being [**] kg, and will supply these six (6) batches to Barrier, or its nominee, for milling and tabletting into Finished product.

2.2.4 Abbott will carry out in process controls and analytical characterization appropriate for NDA batches. Abbott will take forensic samples for the FDA and will provide such samples to Barrier or its nominee.

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


2.2.5 Abbott will provide Barrier with copies of executed batch records, including all associated documentation such as test results and any deviation reports.

2.2.6 Abbott will provide Barrier with a final development report as soon as reasonably possible after completing the development programme.

3.    TIMELINES

Abbott will use all reasonable efforts to deliver the first [**] kg NDA batch of Bulk Product to Barrier, or its nominee, by [**]. Abbott will use all reasonable efforts to deliver the remaining five (5) [**] kg batches of Bulk Product to Barrier, or its nominee, by [**]. Abbott will use all reasonable efforts to complete the NDA documentation by end of [**].

4.    COSTS AND PAYMENT SCHEDULE

Abbott's costs for carrying out the programme of work set out in this Schedule B-5 will be E [**] made up of:

-  Process development related to manufacture of NDA
   batches (of which Part A + Part B = E[**]; Part C = E[**])         E[**]

-  Preparation of NDA documentation                                   E[**]

-  Manufacture of six NDA batches                                     E[**]

-  Process analysis                                                   E[**]

-  Development report                                                 E[**]

Payments will be made by Barrier to Abbott as follows:

-  E[**] within 30 days of signature of this Schedule B-5;

-  E[**] on supply by Abbott of sixth NDA batch;

- Milestone payment of US$[**] on Barrier's, or its nominee's, receipt of the sixth NDA batch;

-  E[**] on Barrier's receipt of Abbott's development report;

-  E[**] on completion by Abbott of process development Part C.

** Certain information in this exhibit has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.



ABBOTT GMBH & CO. KG                              BARRIER THERAPEUTICS, INC.


By:   ppa  /s/ Jorg Breitenbach                   By:  /s/ Charles T. Nomides
       ----------------------------------          ------------------------
Dr. Jorg Breitenbach
Director, Head of SOLIQS

                                                  Date: 16-JUL-03
                                                       ----------
By:     /s/ Dieter Wagner
       ----------------------------------
Dr. Dieter Wagner
Divisional Vice President
German Operations

Date: June 17th 2003
      ---------------

                                   APPENDIX A

                              DEVELOPMENT PROTOCOL

                                   (ATTACHED)

Development Protocol
Soliqs
GSD - Pharm. Development                Abbott GmbH & Co. KG - Knollstra(beta)e 50 - D-67061 Ludwigshafen

Laboratory Code                                  GED.0032 40 % D E-Granules

Catalogue No.:                                   17200198

INN:                                             Itraconazole

Protocol No.:                                    GSD GED.0032 40% IR EP 030403 / 01

Date of Protocol:                                June 2003

Title:                                           Development Protocol
                                                 Pharmaceutical Development of GED.0032 40 % DE-Granules
                                                 Trial Design

Compiled by:                                     Dr. G. Berndl
Checked by:                                      Dr. U. Reinhold
                                                 Dr. M. Maegerlein

Agreed by:                                       Dr. Mangaraju Gudipati

Department:                                      Abbott GmbH & Co. KG
                                                 Soliqs
                                                 Pharmaceutical Development
                                                 Knollstra(beta)e
                                                 67061 Ludwigshafen / Germany

Language:                                        English

Pages total:                                     9
compiled by

Pharmaceutical Development:

/s/ Gunther Berndl
------------------------------------
Dr. rer. nat. Gunther Berndl                     Date: 17. June 2003
Licensed Pharmacist

checked by

Pharmaceutical Development:

/s/ U. Reinhold
------------------------------------
Dr. rer. nat. Ulrich Reinhold                    Date: 17. June 2003
Chemist

                Confidential property of Abbott GmbH & Co. KG

Development Protocol
Soliqs
GSD - Pharm. Development                Abbott GmbH & Co. KG - Knollstra(beta)e 50 - D-67061 Ludwigshafen

Analytical Development:

/s/ [illegible]
------------------------------------
Dr. rer. nat. Markus Maegerlein                  Date: 17. June 2003
Licensed Pharmacist

Agreed by:

Barrier Therapeutics, Inc.:

/s/ Mangaraju Gudipati
------------------------------------
Dr. Mangaraju Gudipati                           Date: 16 JUNE 2003
Head of Chemistry, Manufacturing & Controls

                   Confidential property of Abbott GmbH & Co. KG

Development Protocol
Soliqs
GSD - Pharm. Development                Abbott GmbH & Co. KG - Knollstra(beta)e 50 - D-67061 Ludwigshafen

Table of content

1        Composition............................................................        4

2        Manufacturing flow.....................................................        5

3        Process steps considered to be subject of process development..........        6

4        Trial design for development...........................................        6

4.1      Blending 1 - Manufacturing of powder mixture...........................        6

4.1.1    Trial design...........................................................        6

4.1.2    Acceptance criteria....................................................        6

4.2      Extrusion/Calendering - Manufacturing of extrudate.....................        7

4.2.1    Trial design Part 1....................................................        7

4.2.2    Trial design Part 2....................................................        8

4.2.3    Analytical methods.....................................................        9

4.2.4    Acceptance criteria....................................................        9

4.2.5    Sampling procedure.....................................................        9

                   Confidential property of Abbott GmbH & Co. KG

Development Protocol
Soliqs
GSD - Pharm. Development                Abbott GmbH & Co. KG - Knollstra(beta)e 50 - D-67061 Ludwigshafen

1        COMPOSITION

1.1      Composition of extruded granules

                                 Quantity   Quantity
No.          Ingredient           [mg/g]       [%]      Cat. No.
----------------------------------------------------------------
Extruded Granules

 1     GED.0032                    400.0      40.0      10002046

 2     HPMC 2910 5mPas Janssen     600.0      60.0      10002045

                   Confidential property of Abbott GmbH & Co. KG

Development Protocol
Soliqs
GSD - Pharm. Development                Abbott GmbH & Co. KG - Knollstra(beta)e 50 - D-67061 Ludwigshafen

2        MANUFACTURING FLOW

                                   BLENDING 1

                         Manufacturing of powder mixture

                              Mixture for extrusion

                              EXTRUSION/CALANDERING
                           MANUFACTURING OF EXTRUDATES

                        Confidential property of Abbott GmbH & Co. KG

Development Protocol
Soliqs
GSD - Pharm. Development                Abbott GmbH & Co. KG - Knollstra(beta)e 50 - D-67061 Ludwigshafen

3        PROCESS STEPS CONSIDERED TO BE SUBJECT OF PROCESS DEVELOPMENT

Process Step                   Process parameter to be investigated             Product parameter to be investigated
--------------------------------------------------------------------------------------------------------------------
BLENDING 1                     Mixing time                                      Blend uniformity of GED.0032
Manufacturing of powder        Loading of container                             Bulk/tapped volume/density
mixture                        Container size                                   Particle size distribution
                                                                                Angle of repose
                                                                                Moisture content

EXTRUSION/CALANDERING          Temperature barrel                               Potency of GED.0032
Manufacturing of extrudates    Temperature nozzle                               Related Substances
                               Screw speed                                      Crystallinity of GED.0032
                               Mass flow                                        Moisture content
                               Vacuum                                           Visual content
                               Temperature calendar rollers
                               Reservoir size for calendering
                               Process interruption/re-start

4        TRIAL DESIGN FOR DEVELOPMENT

4.1      Blending 1 - Manufacturing of powder mixture

4.1.1    TRIAL DESIGN

     PARAMETER           TRIAL DESIGN                     PRODUCT PARAMETER TO BE INVESTIGATED
--------------------------------------------------------------------------------------------------------
                                                                          Particle size
                                             Blend        Bulk/tapped     distribution        Moisture
                                           uniformity   volume/density   Angle of repose   content (LOD)
--------------------------------------------------------------------------------------------------------
Mixing time           Sampling after           X
                      different mixing
                      times

Mixing time           Sampling at              X              X                 X                X
                      end point

Loading of container  Mixing of                X              X                 X                X
                      different loadings

Container size        Mixing in                X              X                 X                X
                      different
                      container size

4.1.2    ACCEPTANCE CRITERIA

Potency of GED.0032:                      95 - 105%

Content uniformity of GED.0032:           rel. standard deviation < or = 6%
                                          individual values: 85 - 115%

Bulk/tapped volume/density:               only for information

Particle size distribution:               only for information

Angle of repose:                          only for information

Moisture content (LOD):                   only for information

                  Confidential property of Abbott GmbH & Co. KG

Development Protocol
Soliqs
GSD - Pharm. Development                Abbott GmbH & Co. KG - Knollstra(beta)e 50 - D-67061 Ludwigshafen

Extrusion/Calendering - Manufacturing of extrudate

4.2      TRIAL DESIGN PART 1

                                                                                 Crystallinity
                                                         Content                   GED.0032;
                                              Potency  uniformity    Related        thermal      Moisture content
     Parameter            Trial Design       GED.0032   GED.0032    Substances      behavior       (LOD and K.F)    Visual Control
------------------------------------------------------------------------------------------------------------------------------------
Baseline trial        Baseline adjustments       X                       X             X                X                  X

Temperature of       Sampling at different       X                       X             X                X                  X
barrel or nozzle /      combinations of
screw speed / feed    temperature / screw
rate                   speed / feed rate
                          adjustments

Mass flow            Sampling at different       X                       X             X                X                  X
                     mass flow adjustments

Vacuum               Sampling at different       X                       X             X                X                  X
                       vacuum adjustments

Process              Sampling at different       X         X             X             X                X                  X
duration              product time points

                   Confidential property of Abbott GmbH & Co. KG

Development Protocol
Soliqs
GSD - Pharm. Development                Abbott GmbH & Co. KG - Knollstra(beta)e 50 - D-67061 Ludwigshafen

4.2.2    TRIAL DESIGN PART 2

                                                                                    Crystallinity
                                                            Content                   GED.0032;       Moisture
                                                 Potency  uniformity    Related        thermal        content       Visual
     Parameter            Trial Design          GED.0032   GED.0032    Substances      behavior     (LOD and K.F)   Control
---------------------------------------------------------------------------------------------------------------------------
Temperature barrel    Sampling at different         X                       X             X               X            X
                     temperature adjustments

Temperature nozzle    Sampling at different         X                       X             X               X            X
                     temperature adjustments

    Screw speed       Sampling at different         X                       X             X               X            X
                     screw speed adjustments

Starting procedures   Sampling at different         X                       X             X               X            X
                        time points during
                             starting

  Interruption /      Sampling at different         X                       X             X               X            X
     re-start          time points before /
                       after interruption /
                             restart

    Temperature       Sampling at different         X                       X             X               X            X
  calendar roller    temperature adjustments

Reservoir size for    Sampling at different         X                       X             X               X            X
    calendering           reservoir size
                           adjustments

   Hold time of       Baseline adjustments         X          X            X             X               X            X
    Blend 1

                   Confidential property of Abbott GmbH & Co. KG

Development Protocol
Soliqs
GSD - Pharm. Development                Abbott GmbH & Co. KG - Knollstra(beta)e 50 - D-67061 Ludwigshafen

4.2.3    ANALYTICAL METHODS

Potency and related substances:             PA_X1406_LC

Content uniformity of GED.0032:             PA_X1406_LC

Crystallinity of GED.0032,                  PA_X1406_TA
thermal behavior

Moisture content
(Karl Fischer Titration, K.F.)              PA_X0001_KF

4.2.4    ACCEPTANCE CRITERIA

Potency of GED.0032:                        95 - 105%

Content uniformity of GED.0032:             rel. standard deviation < or = 6%
                                            individual values: 85-115%
Related substances:                         only for information
Crystallinity of GED.0032,

thermal behavior:                           only for information

Moisture content (K.F.):                    max. 1.5%

LOD                                         only for information

4.2.5    SAMPLING PROCEDURE

Sampling is done according SOP EX 30. Standard sampling is beginning, middle end of process and a composite sample. Deviation is possible as fixed in the instruction.

CU testing for extrudate: 10 individual samples are pulled from composite sample (500 mg to 1000 mg lentils).];

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